UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 16, 1999
                                                  --------------


                            DATASTREAM SYSTEMS, INC.
                            ------------------------
             (Exact name of Registrant as specified in Its Charter)


 DELAWARE                 0-25590                          57-0813674
 --------                 -------                          ----------
(State of                (Commission                      (IRS Employer
Incorporation)            File Number)                     Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                    29605
------------------------------------------------------------
(Address of principle executive offices)           (Zip Code)


(Telephone number of registrant)              (864) 422-5001
                                              --------------


                          NOT APPLICABLE
                          --------------
 (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

      On March 16, 1999, Datastream Systems, Inc., a Delaware corporation (the "Registrant"), announced that its board of directors has authorized the repurchase, from time to time on the open market, of up to 500,000 shares of the Registrant's outstanding common stock. The Registrant plans to use the repurchased shares for general corporate purposes, including grants of employee stock options.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)           Financial Statements.

                         Not applicable.

        (b)           Pro Forma Financial Information.

                         Not applicable.

        (c)            Exhibits.

                         The following exhibits are filed herewith in
accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.          Description of Exhibit

99.1                     Text of press release of the Registrant,
                              dated March 16, 1999.

                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DATASTREAM SYSTEMS, INC.


Date:  March 18, 1999                 By:  /s/ Daniel H. Christie
                                         Daniel H. Christie
                                         Chief Financial Officer

                          EXHIBIT INDEX


Exhibit No.          Description of Exhibit

99.1                     Text of press release of the Registrant,
                              dated March 16, 1999.

EXHIBIT 99.1


[GRAPHIC OMITTED]


                                                         March 16, 1999
CONTACT:
Investor Relations Inquiries              Media Inquiries
Matt Brusch                               Daniel Teachey
Datastream Systems, Inc.                  Datastream Systems, Inc.
1-864-422-7682                            1-864-422-5298
investor@dstm.com                         daniel.teachey@dstm.com


DATASTREAM ANNOUNCES STOCK REPURCHASE PROGRAM


GREENVILLE, SC (March 16, 1999) - Datastream Systems, Inc. (Nasdaq:
DSTM) today announced that its board of directors has authorized the repurchase, from time to time on the open market, of up to 500,000 shares of its outstanding common stock. Datastream plans to use the repurchased shares for general corporate purposes, including grants of employee stock options. Datastream had 19,513,711 shares of common stock outstanding as of Friday, March 12, 1999.

Datastream Systems, Inc. is the leading* provider of Computerized Maintenance Management Systems (CMMS) and Enterprise Asset Management
(EAM) systems aimed at improving plant efficiency, increasing equipment uptime and reducing costs. The Company has sold over 47,000 system units worldwide, accounting for more than 55 percent of the unit market share* in CMMS/EAM. Headquartered in Greenville, South Carolina (USA), Datastream has offices in 10 countries and software products in 15 languages. Datastream's customers are located in 129 countries and include over 60 percent of the Fortune 500. For more information on Datastream, please visit our multilingual Web site at http://www.dstm.com.

* Based on number of system units sold, as reported by Automation
Research Corporation, 1998.


                                 # # #

This news release contains forward-looking statements which involve a number of risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. Potential risks and uncertainties include, but are not limited to, those described in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission for the quarter ended September 30, 1998. With respect to such forward-looking statements, Datastream seeks the protections afforded by the Private Securities Litigation Reform Act of 1995.

                            DATASTREAM SYSTEMS, INC.
             50 Datastream Plaza   Greenville, South Carolina 29605
                      1-864-422-5001   Fax 1-864-422-5000